UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2026
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-2800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange NYSE Texas
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Allstate Corporation today announced that effective August 3, 2026, Christian M. Lown will join Allstate as Executive Vice President and Chief Financial Officer of The Allstate Corporation and Allstate Insurance Company.

Prior to joining Allstate, Mr. Lown, age 56, served as the chief financial officer of CoStar Group, Inc. from July 2024 to July 2026 and executive vice president and chief financial officer of the Federal Home Loan Mortgage Corporation (Freddie Mac) from June 2020 to June 2024. Mr. Lown holds a BA from the University of Lynchburg and an MBA from the University of Virginia.

Effective August 3, 2026, Mr. Lown will receive an annual base salary of $875,000. In addition, Mr. Lown will be eligible for discretionary cash incentive awards, with an annual target opportunity of 200% of salary and an equity incentive opportunity of 375% of salary delivered 60% in performance stock awards, 20% in restricted stock units (“RSUs”) and 20% in stock options. Mr. Lown’s 2026 cash incentive and equity opportunity will be pro-rated based on his hire date. Mr. Lown will receive a one-time cash sign-on bonus of $2,000,000 within 60 days of his start date and be eligible for a sign-on equity grant of $4,100,000 in RSUs, with ratable 3-year vesting, on the third business day of the month following his start date.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On July 14, 2026, the Registrant issued a press release announcing the appointment of Christian M. Lown as its Executive Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this report. This exhibit is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	The Registrant’s Press Release Dated July 14, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/Julie Cho
	Name:	Julie Cho
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: July 14, 2026

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